                                                                    EXHIBIT 99.1

Release: Immediate

Contact: Paul Bowman (investment community)        Jeff Lettes (editorial/media)
         (408) 563-1698                            (408) 563-5161


                       APPLIED MATERIALS ANNOUNCES RESULTS
                          FOR THIRD FISCAL QUARTER 2004
    New Orders Increase to $2.46 Billion; Net Sales Increase to $2.24 Billion

     SANTA CLARA, Calif., August 17, 2004 -- Applied Materials, Inc., the world's largest supplier of equipment and services to the global semiconductor industry, reported results for its third fiscal quarter ended August 1, 2004. Net sales were $2.24 billion, up 11 percent from $2.02 billion for the second fiscal quarter of 2004, and up 104 percent from $1.09 billion for the third fiscal quarter of 2003. Gross margin for the third fiscal quarter of 2004 was
47.4 percent, up from 46.5 percent for the second fiscal quarter of 2004, and up from 31.7 percent for the third fiscal quarter of 2003. Net income for the third fiscal quarter of 2004 was $441 million, or $0.26 per share, up from net income of $373 million, or $0.22 per share, for the second fiscal quarter of 2004, and up from a net loss of $37 million, or $0.02 per share, for the third fiscal quarter of 2003.
     The company's ongoing net income was $441 million, or $0.26 per share, for the third fiscal quarter of 2004, up from $373 million, or $0.22 per share, for the second fiscal quarter of 2004, and up from $78 million, or $0.05 per share, for the third fiscal quarter of 2003. Ongoing results for the second and third fiscal quarters of 2004 were the same as reported net income since there were no special items.
     New orders of $2.46 billion for the third fiscal quarter of 2004 increased 11 percent from $2.21 billion for the second fiscal quarter of 2004, and increased 134 percent from $1.05 billion for the third fiscal quarter of 2003. Regional distribution of new orders for the third fiscal quarter of 2004 was:
Taiwan 28 percent, North America 19 percent, Japan 17 percent, Southeast Asia and China 15 percent, Korea 12 percent, and Europe 9 percent. Backlog at the end of the third fiscal quarter of 2004 was $2.99 billion, compared to $2.80 billion at the end of the second fiscal quarter of 2004.
     "Our financial results demonstrate that Applied Materials is continuing to grow while delivering excellent profitability and productivity," said Mike Splinter, president and chief executive officer. "We are building on our technology leadership, introducing leading-edge products and entering new businesses to provide more capability to our customers."
     Applied Materials continues to deliver breakthrough technologies with a broad portfolio of transistor, interconnect, and inspection solutions for manufacturing chips at 65 nanometers and beyond. During the quarter, the company launched the Applied Quantum(TM) X, Applied Reflexion LK Ecmp(TM) and Applied Producer(R) HARP(TM) products, and added the FlexStar(TM) system through the acquisition of Torrex. Applied Materials also entered into agreements with Brooks Automation, Praxair Electronics, and Phoenix Silicon to broaden its service product offerings. In addition, Applied Materials announced yesterday a definitive agreement to acquire the operating subsidiaries and businesses of Metron Technology, which provides a wide range of oursource solutions to the semiconductor industry.
     "With our growth strategy in place, our focus is clearly on building a stronger Applied Materials as we further expand our product offerings and capabilities," concluded Splinter.

                                                         Applied Materials, Inc.
                                                                 August 17, 2004
                                                                     Page 2 of 6



     Reconciliations of reported results of operations under U.S. Generally Accepted Accounting Principles (GAAP) to ongoing results are included as a supplement to this press release. Due to the amount of realignment charges incurred in certain prior periods, Applied Materials believes that ongoing results are useful to investors because they reflect baseline performance exclusive of charges associated with realignment activities. Ongoing results are the primary indicator used by Applied Materials' management to plan and forecast future periods. These non-GAAP measures are neither in accordance with, nor an alternative for, GAAP, and may be materially different from non-GAAP methods of accounting and reporting used by other companies. The presentation of this additional information should not be considered as a substitute for net income prepared in accordance with GAAP.
     This press release contains forward-looking statements, including, but not limited to, those relating to the company's strategic position and business outlook, as well as the semiconductor and semiconductor equipment industries' trends. Forward-looking statements may contain words such as "expect," "anticipate," "believe," "may," "should," "will," "estimate," "forecast," "see," or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, but are not limited to: the sustainability, timing, rate and amount of increased demand in the semiconductor and semiconductor equipment industries, which is subject to many factors, including global economic conditions, business spending, consumer confidence, demand for electronic products and semiconductors, and geopolitical uncertainties; customers' capacity requirements, including capacity utilizing the latest technology (such as 300mm and nanometer applications); the company's ability to timely develop, deliver and support a broad range of products and services and successfully develop new markets; the company's ability to timely satisfy manufacturing requirements; the company's ability to timely align its cost structure with business conditions; changes in management; the possible inability to complete acquisition(s) as anticipated or at all and the possible inability to realize the potential benefits of the integration and performance of acquired business(es); effectiveness of strategic transactions and other risks described in Applied Materials' Securities and Exchange Commission filings. All forward-looking statements are based on management's estimates, projections and assumptions as of the date hereof. The company assumes no obligation to update the information in this press release.
     Applied Materials will be discussing its third fiscal quarter results, along with its outlook for the fourth fiscal quarter of 2004, on a conference call today beginning at 1:30 p.m. Pacific Time. A webcast of the conference call will be available on Applied Materials' web site under the "Investors" section.
     Applied Materials, Inc. (Nasdaq: AMAT) is the largest supplier of equipment and services to the global semiconductor industry. Applied Materials' web site is http://www.appliedmaterials.com.


                                       ###

                                                         Applied Materials, Inc.
                                                                 August 17, 2004
                                                                     Page 3 of 6



                             APPLIED MATERIALS, INC.
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                    Three Months Ended              Nine Months Ended
                                               ----------------------------     ----------------------------
                                                 July 27,        August 1,        July 27,        August 1,
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)           2003            2004            2003             2004
                                               -----------      -----------     -----------      -----------
Net sales                                      $ 1,094,907      $ 2,236,152     $ 3,256,293      $ 5,809,705
Cost of products sold                              747,979        1,176,920       2,146,209        3,135,663
                                               -----------      -----------     -----------      -----------
Gross margin                                       346,928        1,059,232       1,110,084        2,674,042
Operating expenses:
     Research, development and engineering         217,025          256,781         692,668          743,601
     Marketing and selling                          78,121          101,513         253,906          285,886
     General and administrative                     72,307           87,394         223,306          251,145
     Restructuring, asset impairments and
       other charges                                66,181             --           258,250          167,459
                                               -----------      -----------     -----------      -----------
Income/(loss) from operations                      (86,706)         613,544        (318,046)       1,225,951

Interest expense                                    11,626           13,489          35,185           36,971
Interest income                                     46,131           24,869         119,759           82,362
                                               -----------      -----------     -----------      -----------
Income/(loss) before income taxes                  (52,201)         624,924        (233,472)       1,271,342

Provision for/(benefit from) income taxes          (15,399)         184,353         (68,874)         375,047
                                               -----------      -----------     -----------      -----------
Net income/(loss)                              $   (36,802)     $   440,571     $  (164,598)     $   896,295
                                               -----------      -----------     -----------      -----------

Earnings/(loss) per share:
     Basic                                     $     (0.02)     $      0.26     $     (0.10)     $      0.53
     Diluted                                   $     (0.02)     $      0.26     $     (0.10)     $      0.52

Weighted average number of shares:
     Basic                                       1,659,365        1,696,544       1,655,430        1,689,573
     Diluted                                     1,659,365        1,721,690       1,655,430        1,727,626

                                                         Applied Materials, Inc.
                                                                 August 17, 2004
                                                                     Page 4 of 6


                             APPLIED MATERIALS, INC.
                      CONSOLIDATED CONDENSED BALANCE SHEETS

                                                           October 26,        August 1,
(IN THOUSANDS)                                                2003              2004
                                                          ------------      ------------
ASSETS
Current assets:
    Cash and cash equivalents                             $  1,364,857      $  2,047,442
    Short-term investments                                   4,128,349         4,548,645
    Accounts receivable, net                                   912,875         1,527,603
    Inventories                                                950,692         1,152,774
    Deferred income taxes                                      782,823           572,245
    Other current assets                                       231,177           292,734
                                                          ------------      ------------
Total current assets                                         8,370,773        10,141,443

Property, plant and equipment                                3,094,427         2,922,091
Less: accumulated depreciation and amortization             (1,534,597)       (1,539,487)
                                                          ------------      ------------
      Net property, plant and equipment                      1,559,830         1,382,604

Goodwill, net                                                  223,521           249,157
Purchased technology and other intangible assets, net           92,512            62,416
Other assets                                                    64,986            82,849
                                                          ------------      ------------
Total assets                                              $ 10,311,622      $ 11,918,469
                                                          ------------      ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Current portion of long-term debt                     $    105,292      $    103,829
    Accounts payable and accrued expenses                    1,319,471         1,779,143
    Income taxes payable                                       216,114           323,880
                                                          ------------      ------------
Total current liabilities                                    1,640,877         2,206,852

Long-term debt                                                 456,422           454,491
Deferred income taxes and other liabilities                    146,289           153,713
                                                          ------------      ------------
Total liabilities                                            2,243,588         2,815,056
                                                          ------------      ------------
Stockholders' equity:
    Common stock                                                16,774            16,982
    Additional paid-in capital                               2,223,553         2,364,609
    Deferred stock compensation, net                            (1,543)             (371)
    Retained earnings                                        5,812,867         6,709,162
    Accumulated other comprehensive income                      16,383            13,031
                                                          ------------      ------------
Total stockholders' equity                                   8,068,034         9,103,413
                                                          ------------      ------------
Total liabilities and stockholders' equity                $ 10,311,622      $ 11,918,469
                                                          ------------      ------------

------------------
Amounts as of August 1, 2004 are unaudited. Amounts as of October 26, 2003 are derived from the October 26, 2003 audited financial statements.

                                                         Applied Materials, Inc.
                                                                 August 17, 2004
                                                                     Page 5 of 6



                             APPLIED MATERIALS, INC.
  SUPPLEMENTAL CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS - ONGOING BASIS
                                   (UNAUDITED)

                                                                                Three Months Ended
                                             --------------------------------------------------------------------------------------
                                                               July 27, 2003                                 August 1, 2004
                                             --------------------------------------------   ---------------------------------------
                                                              Special           Ongoing                    Special        Ongoing
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)     Reported(1)      Items(2)          Results     Reported(1)    Items(3)       Results
                                             -----------    -----------       -----------   -----------   -----------   -----------
Net sales                                    $ 1,094,907    $      --         $ 1,094,907   $ 2,236,152   $      --     $ 2,236,152
Cost of products sold                            747,979        (93,404)(a)       654,575     1,176,920          --       1,176,920
                                             -----------    -----------       -----------   -----------   -----------   -----------
Gross margin                                     346,928         93,404           440,332     1,059,232          --       1,059,232

Operating expenses:
     Research, development and engineering       217,025         (3,916)(b)       213,109       256,781          --         256,781
     Marketing and selling                        78,121           --              78,121       101,513          --         101,513
     General and administrative                   72,307           --              72,307        87,394          --          87,394
     Restructuring, asset impairments and
       other charges                              66,181        (66,181)(c)          --            --            --            --
                                             -----------    -----------       -----------   -----------   -----------   -----------
Income/(loss) from operations                    (86,706)       163,501            76,795       613,544          --         613,544

Interest expense                                  11,626           --              11,626        13,489          --          13,489
Interest income                                   46,131           --              46,131        24,869          --          24,869
                                             -----------    -----------       -----------   -----------   -----------   -----------
Income/(loss) before income taxes                (52,201)       163,501           111,300       624,924          --         624,924

Provision for/(benefit from) income taxes        (15,399)        48,233(d)         32,834       184,353          --         184,353
                                             -----------    -----------       -----------   -----------   -----------   -----------

Net income/(loss)                            $   (36,802)   $   115,268       $    78,466   $   440,571   $      --     $   440,571
                                             -----------    -----------       -----------   -----------   -----------   -----------
Earnings/(loss) per share:
     Basic                                   $     (0.02)   $      0.07       $      0.05   $      0.26   $      --     $      0.26
     Diluted                                 $     (0.02)   $      0.07       $      0.05   $      0.26   $      --     $      0.26
Weighted average number of shares:
     Basic                                     1,659,365      1,659,365         1,659,365     1,696,544     1,696,544     1,696,544
     Diluted                                   1,659,365      1,692,207         1,692,207     1,721,690     1,721,690     1,721,690

----------------
(1) Reported results of operations are presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

(2) Special items for the third fiscal quarter of 2003 consisted of the following:

     (a) Charges to cost of products sold for inventory write-offs as a result of the implementation of the global spares distribution system and refocused product efforts, which included the Etec mask pattern products.

     (b) Charges to research, development and engineering expense for laboratory tool write-offs as a result of refocused product efforts associated with realignment activities.

     (c) Restructuring, asset impairments and other charges consisted of a reduction in the workforce, the consolidation of facilities and impairment of certain assets associated with realignment activities.

     (d)  Provision for the tax effect of special items.

(3) There were no special items for the third fiscal quarter of 2004. Therefore, ongoing results are the same as reported results of operations.

                                                         Applied Materials, Inc.
                                                                 August 17, 2004
                                                                     Page 6 of 6



                             APPLIED MATERIALS, INC.
  SUPPLEMENTAL CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS - ONGOING BASIS
                                   (UNAUDITED)

                                                                               Nine Months Ended
                                           -------------------------------------------------------------------------------------
                                                        July 27, 2003                                 August 1, 2004
                                           ------------------------------------------  -----------------------------------------
                                                           Special          Ongoing                  Special           Ongoing
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)   Reported(1)     Items(2)         Results    Reported(1)   Items(3)          Results
                                           -----------   -----------      -----------  -----------  -----------      -----------
Net sales                                  $ 3,256,293   $      --        $ 3,256,293  $ 5,809,705  $      --        $ 5,809,705

Cost of products sold                        2,146,209      (142,404)(a)    2,003,805    3,135,663         --          3,135,663
                                           -----------   -----------      -----------  -----------  -----------      -----------
Gross margin                                 1,110,084       142,404        1,252,488    2,674,042         --          2,674,042

Operating expenses:
  Research, development and engineering        692,668       (13,916)(b)      678,752      743,601         --            743,601
  Marketing and selling                        253,906          --            253,906      285,886         --            285,886
  General and administrative                   223,306          --            223,306      251,145         --            251,145
  Restructuring, asset impairments and
    other charges                              258,250      (258,250)(c)         --        167,459     (167,459)(e)         --
                                           -----------   -----------      -----------  -----------  -----------      -----------
Income/(loss) from operations                 (318,046)      414,570           96,524    1,225,951      167,459        1,393,410

Interest expense                                35,185          --             35,185       36,971         --             36,971
Interest income                                119,759          --            119,759       82,362         --             82,362
                                           -----------   -----------      -----------  -----------  -----------      -----------
Income/(loss) before income taxes             (233,472)      414,570          181,098    1,271,342      167,459        1,438,801

Provision for/(benefit from) income taxes      (68,874)      122,298(d)        53,424      375,047       49,400(f)       424,447
                                           -----------   -----------      -----------  -----------  -----------      -----------

Net income/(loss)                          $  (164,598)  $   292,272      $   127,674  $   896,295  $   118,059      $ 1,014,354
                                           -----------   -----------      -----------  -----------  -----------      -----------

Earnings/(loss) per share:
  Basic                                    $     (0.10)  $      0.18      $      0.08  $      0.53  $      0.07      $      0.60
  Diluted                                  $     (0.10)  $      0.17      $      0.08  $      0.52  $      0.07      $      0.59

Weighted average number of shares:
  Basic                                      1,655,430     1,655,430        1,655,430    1,689,573    1,689,573        1,689,573
  Diluted                                    1,655,430     1,685,001        1,685,001    1,727,626    1,727,626        1,727,626
                                           -----------   -----------      -----------  -----------  -----------      -----------

----------------
(1) Reported results of operations are presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

(2) Special items for the nine months ended July 27, 2003 consisted of the following:

     (a) Charges to cost of products sold for inventory write-offs as a result of the implementation of the global spares distribution system and refocused product efforts, which included the Etec mask pattern products.

     (b) Charges to research, development and engineering expense for laboratory tool write-offs as a result of refocused product efforts associated with realignment activities.

     (c) Restructuring, asset impairments and other charges consisted of reduction in the workforce, the consolidation of facilities and impairment of certain assets associated with realignment activities.

     (d)  Provision for the tax effect of special items.

(3) Special items for the nine months ended August 1, 2004, all of which occurred in the first fiscal quarter of 2004, consisted of the following:

     (e) Restructuring, asset impairments and other charges resulting primarily from the consolidation of facilities associated with realignment activities.

     (f)  Provision for the tax effect of special items.